Exhibit 99.5

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	September	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	10/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	10/20/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	JULY	AUGUST	SEPTEMBER
ASSETS
1.	UNRESTRICTED CASH	$295,821	$50,034	$122,481	$242,099
2.	RESTRICTED CASH	$101,555	$101,584	$101,599	$101,613
3.	TOTAL CASH	$397,376	$151,618	$224,080	$343,712
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$135,456	$135,456	$135,456
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$94,558	$117,417	$124,649
8.	OTHER (ATTACH LIST)	$49,475	$56,956	$58,153	$58,696
9.	TOTAL CURRENT ASSETS	$943,098	$438,588	$535,106	$662,514
10.	PROPERTY, PLANT & EQUIPMENT		$2,229,987	$2,229,987	$1,996,382	[3]
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,917,345)	$(1,923,673)	$(1,874,992)	[3]
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$312,642	$306,314	$121,390
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$662,950	$662,950	$662,950
15.	OTHER (ATTACH LIST)	$13,513,629	$13,311,061	$13,314,901	$13,246,192
16.	TOTAL ASSETS	$89,685,300	$14,725,240	$14,819,271	$14,693,046
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$532,781	$291,016	$1,329,537	[4]
18.	TAXES PAYABLE		$12,070	$10,568	$13,551	[5]
19.	NOTES PAYABLE			$0	$0
20.	PROFESSIONAL FEES		$738,528	$2,314,197	$2,923,067
21.	SECURED DEBT			$0	$0
22.	OTHER (ATTACH LIST)		$5,150,207	$5,161,945	$5,182,720
23.	TOTAL POSTPETITION LIABILITIES		$6,433,586	$7,777,726	$9,448,874
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$8,476	$8,476	$5,976	[2]
25.	PRIORITY DEBT	undetermined	$90,306	$90,306	$90,306
26.	UNSECURED DEBT	$9,203,450	$686,751	$686,751	$686,492	[6]
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$785,533	$785,533	$782,773
29.	TOTAL LIABILITIES	$9,203,450	$7,219,119	$8,563,258	$10,231,647
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(2,345,577)	$(4,262,686)	$(6,440,232)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(69,127,072)	$(68,460,072)	$(68,077,139)	[1]
33.	TOTAL EQUITY		$7,506,121	$6,256,012	$4,461,399
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$14,725,240	$14,819,271	$14,693,046

[1] This includes the following intercompany amounts:

	Due from Life Partners Holdings, Inc.	$74,542,141.61
	Due from LPHI Management Services	$11,719.74
	Due to LPI Financial Services, Inc.	$(6,476,722.17)
		$68,077,139.18

[2]	Item 24. Secured Debt is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015. The reduction shown in September is the collection of property taxes at the time of the sale of airport hangar for this prepetition period.
[3]	The airport hangar was carried as an asset on Life Partners, Inc. books, but it was owned by Life Partners Holdings, Inc. Since this asset & the foxcart equipment have been sold, they were removed from the assets on the books of LPI. The proceeds and gain on sale of the hangar were recorded on the books of LPHI since LPHI was the owner.
[4]	Item 17. Accounts Payables includes $973,357.28 of EPIQ Bankruptcy Solutions invoices that were entered in September for services performed in July & August. These amounts were included in Item 20. Professional Fees in previous months.
[5]	See footnote 1 on MOR-2
[6]	See explanation on MOR-7 for Questionnaire Item 4.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	JULY	AUGUST	SEPTEMBER
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Purchase Escrow Services (Abandonment Premiums)		$3,429	$3,429	$3,429
8.	Employee Advances	$992	$(20)		$659
8.	Notes Receivable-Employee	$477	$477	$1,655	$1,539
8
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$56,956	$58,153	$58,696
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$662,950	$662,950	$662,950
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$662,950	$662,950	$662,950
15. OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$13,541,644	$13,585,166	$13,505,182
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$140,536	$140,536	$137,006
15.	Allowance for Bad Debts		$(5,476,845)	$(5,483,317)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$161,605	$123,591	$123,591
15.	Capitalized Premiums on Policies Purchased		$295,991	$300,793	$315,754
15.	Deposits		$15,712	$15,712	$15,558
15.	TOTAL - OTHER ASSETS	$13,513,629	$13,311,061	$13,314,901	$13,246,192

POSTPETITION LIABILITIES
22.	Accrued Payroll		$41,456	$50,305	$67,803
22.	Accrued Vacation		$81,236	$84,125	$87,402
22.	Accrued 401K		$0	$0	$0
22.	401K Loan		$0	$0	$0
22.	Child Support & PR Garnishment		$0	$0	$0
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$5,150,207	$5,161,945	$5,182,720

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		May19-June30	JULY	AUGUST	SEPTEMBER
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL			$0	$0
5.	DIRECT LABOR			$0	$0
6.	DIRECT OVERHEAD	$31,060	$14,937	$19,450	$17,060
7.	TOTAL COST OF GOODS SOLD	$31,060	$14,937	$19,450	$17,060
8.	GROSS PROFIT	$(31,060)	$(14,937)	$(19,450)	$(17,060)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$43,877	$34,279	$28,794	$30,165
10.	SELLING & MARKETING				$0
11.	GENERAL & ADMINISTRATIVE	$380,272	$265,732	$244,334	$270,143
12.	RENT & LEASE	$14,240	$18,452	$17,098	$14,178
13.	OTHER (ATTACH LIST)	$80,533	$139,091	$38,302	$8,558
14.	TOTAL OPERATING EXPENSES	$518,922	$457,554	$328,529	$323,044
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(549,982)	$(472,491)	$(347,979)	$(340,104)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(33)	$(56)	$(11,490)	$(8,929)
17.	NON-OPERATING EXPENSE (ATTACH LIST)				$0
18.	INTEREST EXPENSE				$3
19.	DEPRECIATION / DEPLETION	$13,960	$6,980	$6,327	$6,871
20.	AMORTIZATION				$0
21.	OTHER (ATTACH LIST)	$2,300	$7,593	$(1,502)	$4,082	[1]
22.	NET OTHER INCOME & EXPENSES	$16,227	$14,517	$(6,664)	$2,027
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$501,083	$781,528	$1,575,668	$1,832,459
24.	U.S. TRUSTEE FEES	$4,875	$4,875		$2,956
25.	OTHER (ATTACH LIST)			$126	$0
26.	TOTAL REORGANIZATION EXPENSES	$505,958	$786,403	$1,575,794	$1,835,415
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(1,072,167)	$(1,273,410)	$(1,917,109)	$(2,177,546)

[1]	The figure shown here for August has been revised for an entry to reduce accrued Franchise Tax that did not get reported on August MOR-1 Item 18. & MOR-2 Item 21.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JUNE	JULY	AUGUST	SEPTEMBER
OTHER OPERATING EXPENSES
13.	Bad Debt Expense	$68,455	$120,008
13.	Other Expense- Premium Expense	$10,942	$18,143	$289	$8,558
13.	Other Expense- BK Premiums	$1,136	$941
13.	Impairment Expense	$-	$-	$38,013	$-
13.	TOTAL - OTHER OPERATING EXPENSE	$80,533	$139,091	$38,302	$8,558
NON-OPERATING INCOME
16.	Interest Income	$29	$15	$11,490	$3,883
16.	Other Income	$4	$42		$46
16.	Gain on Sale of Assets				$5,000	[1]
16.
16.
16.	TOTAL NON-OPERATING INCOME	$33	$56	$11,490	$8,929
NON-OPERATING EXPENSE
17.
17.
17.
17.
17.
17.	TOTAL NON-OPERATING EXPENSE	$-	$-	$-	$-
OTHER EXPENSE
21.	Franchise Tax		$7,593	$(1,502)	$4,082
21.	State Income Tax-Other	$2,300		$-	$-
21.
21.
21.
21.	TOTAL OTHER EXPENSE	$2,300	$7,593	$(1,502)	$4,082
OTHER REORGANIZATION EXPENSES
25.	Transcription Services			$126
25.
25.
25.
25.
25.	TOTAL OTHER REORGANIZATION EXP	$-	$-	$126	$-

[1]	Gain on sale of foxcart equipment sold along with the airport hangar pursuant to court order.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		JULY	AUGUST	SEPTEMBER	QUARTER
1.	CASH - BEGINNING OF MONTH	$265,232	$151,618	$224,080
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$37	$124		$161
4.	POSTPETITION			$267,147	$267,147
5.	TOTAL OPERATING RECEIPTS	$37	$124	$267,147	$267,308
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS			$5,000	$5,000	[1]
8.	OTHER (ATTACH LIST)	$815,868	$713,551	$370,531	$1,899,950
9.	TOTAL NON-OPERATING RECEIPTS	$815,868	$713,551	$375,531	$1,904,950
10.	TOTAL RECEIPTS	$815,905	$713,675	$642,678	$2,172,258
11.	TOTAL CASH AVAILABLE	$1,081,137	$865,293	$866,758
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$170,683	$112,468	$114,878	$398,029
13.	PAYROLL TAXES PAID	$59,905	$39,049	$36,818	$135,772
14.	SALES, USE & OTHER TAXES PAID			$191	$191
15.	SECURED / RENTAL / LEASES	$18,362	$7,137	$24,583	$50,082
16.	UTILITIES	$26,063	$10,024	$10,339	$46,426
17.	INSURANCE	$67,418	$62,429	$27,738	$157,585
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES			$125	$125
20.	TRAVEL	$1,658	$1,188	$2,137	$4,983
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$2,900	$4,487	$4,312	$11,699
23.	SUPPLIES	$1,565	$195	$2,131	$3,891
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$481,647	$129,111	$291,516	$902,274
26.	TOTAL OPERATING DISBURSEMENTS	$830,202	$366,087	$514,768	$1,711,056
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$98,992	$275,000	$6,000	$379,992
28.	U.S. TRUSTEE FEES	$325		$2,278	$2,603
29.	OTHER (ATTACH LIST)		$126	$0	$126	[2]
30.	TOTAL REORGANIZATION EXPENSES	$99,317	$275,126	$8,278	$382,722
31.	TOTAL DISBURSEMENTS	$929,519	$641,213	$523,046	$2,093,778
32.	NET CASH FLOW	$(113,614)	$72,462	$119,632	$78,480
33.	CASH - END OF MONTH	$151,618	$224,080	$343,712

[1]	Proceeds from sale of foxcart equipment sold pursuant to court order.
[2]	Other Item 29. is transcription services.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		JULY	AUGUST	SEPTEMBER	QUARTER
OTHER NON-OPERATING RECEIPTS
8.	A/R Collections-Pd in Error	$-	$-		$-
8.	Flow Thru Premiums	$-	$-	$14,627	$14,627
8.	Transfer From LPIFS Checking Acct# 4069	$800,000	$700,000	$350,000	$1,850,000
8.	Interest Income	$15	$11,485	$3,879	$15,378
8.	LPI FS Platform Fees Received	$-	$-		$-
8.	Other Inc-dividends on pd out policies	$42	$-	$46	$87
8.	Other Income	$-	$-		$-
8.	Return of retainer	$15,000	$-		$15,000
8.	Reimbursements & Refunds-COBRA insurance	$412	$2,029	$1,944	$4,386
8.	Reimbursements & Refunds-Employee Advance	$20	$-		$20
8.	Reimbursements & Refunds-License & Fees	$9	$-		$9
8.	Reimbursements & Refunds-Travel	$370	$-	$36	$406
8.	Reimbursements & Refunds-Other	$-	$37		$37
8.	Transfer from LPIFS	$-	$-		$-
8.	Transferred from LPHI BoTX Acct	$-	$-		$-
8.	Trust Fees	$-	$-		$-
8.	Total - Non-Operating Receipts	$815,868	$713,551	$370,531	$1,899,950

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$350,503	$43,935	$192,190	$586,629
25.	Premiums-LPI Owned positions	$20,901	$4,803		$25,703
25.	Bank Fees (Charged & Reversed)	$555	$670	$340	$1,565
25.	BK Premiums	$941	$-		$941
25.	Courier Services	$5,486	$-	$1,011	$6,497
25.	Flow Thru Premiums	$18,017	$-	$10,711	$28,729
25.	Licenses & Fees	$31	$500	$503	$1,034
25.	LPI FS Platform Fees Forwarded	$-	$-		$-
25.	Medical Records	$-	$-	$337	$337
25.	Medical Review Life Expectancy	$700	$-		$700
25.	Outside Services	$2,608	$1,783	$1,982	$6,373
25.	Payroll Garnishment	$456	$304	$304	$1,063
25.	Payroll-401K deductions	$13,796	$9,290	$9,412	$32,498
25.	PES Operating Exp	$34,235	$29,471	$35,556	$99,261
25.	Software Licenses & Support	$-	$5,152	$4,497	$9,649
25.	Policy Administration Expense	$-	$11,465	$17,618	$29,083
25.	Subscriptions	$5,109	$951	$213	$6,274
25.	Tfrd to LPHI BoTX Acct in error	$-	$-		$-
25.	Trust Fees/Cost Reimbursement	$28,308	$19,487	$16,824	$64,618
25.	Employee Loan & Advances	$-	$1,300	$20	$1,320
25.	Total - Other Operating Disbursements	$481,647	$129,111	$291,516	$902,274

OTHER REORGANIZATION EXPENSES
29.	Transcription Services		$126		$126
29.					$-
29.					$-
29.	Total - Other Reorganization Expenses	$-	$126	$-	$126

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	JULY	AUGUST	SEPTEMBER
1.	0-30	$139,890	$332,514	$43,274	$32,834
2.	31-60	$279,914	$160,126	$280,577	$11,534
3.	61-90	$77,762	$44,627	$212,053	$195,541
4.	91+	$12,721,787	$13,145,171	$13,189,797	$13,402,278
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$13,682,437	$13,725,702	$13,642,187	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,476,845	$5,483,317	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$8,205,592	$8,242,385	$8,158,870	[1]

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	September 2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE	$10,173				$10,173
3.	LOCAL	$3,377				$3,377
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$13,551	$0	$0	$0	$13,551

6.	ACCOUNTS PAYABLE	$186,145	$454,725	$652,475	$36,191	$1,329,537

STATUS OF POSTPETITION TAXES			MONTH:	September 2015

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING		$16,934	$16,934	$0
2.	FICA-EMPLOYEE		$9,914	$9,914	$0
3.	FICA-EMPLOYER		$9,914	$9,914	$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$36,763	$36,763	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT		$55	$55	$0
12.	REAL PROPERTY	$2,004		$2,004	$0
13.	PERSONAL PROPERTY	$2,473	$905		$3,377	[2]
14.	OTHER (ATTACH LIST)	$6,091	$4,082		$10,173	[3]
15.	TOTAL STATE & LOCAL	$10,568	$5,041	$2,059	$13,551
16.	TOTAL TAXES	$10,568	$41,804	$38,822	$13,551

[1]	These amounts are reported in detail on SUPPLEMENT TO MOR-1 under Item 15. Other Assets.
[2]	The figures shown here do not include $5975.51 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015.
[3]	Item 14. Other is accrual of Texas Franchise Tax.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

			MONTH:	September 2015
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas	Bank of Texas
B. ACCOUNT NUMBER:		4080	4091
C. PURPOSE (TYPE):		Checking	Checking		TOTAL
1.	BALANCE PER BANK STATEMENT	$246,889	$4,357		$251,246
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$9,647			$9,647
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$237,242	$4,357	$0	$241,599
6.	NUMBER OF LAST CHECK WRITTEN	1282	1013

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$101,613
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$101,613

CASH

12.	CURRENCY ON HAND	$500

13.	TOTAL CASH - END OF MONTH	$343,712

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	September 2015

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$13,538	$47,715
2.	Advance Trust & Life Es	Premium Remittance/Cost Reimb	$27,921	$116,973
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error	$20,500	$101,898
4.	LPI Financial Services, Inc.	Forward Platform Fees		$1,938
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$227,360	$1,199,362
6.	Colette Pieper	Salaries/Expense Reimbursement	$13,962	$49,097
7.	Debora J. Carr	Salaries/Expense Reimbursement	$3,750	$13,125
8.	TOTAL PAYMENTS TO INSIDERS		$307,030	$1,530,108

PROFESSIONALS							[2]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group					$466,656
2.	Bridgepoint Consulting					$417,920
3.	Epiq Bankruptcy Solutions	05/22/15	$2,103,953	$184,781	$533,773	$1,570,180	[4]
4.	Kim Hinkle, Attorney at Law					$118,726
5.	MMS Advisors					$217,600	[3]
6.	Munsch, Hardt, Kopf & Harr,P.C.					$753,000
7.	Thompson & Knight LLP					$3,967,500
8.	Tom Moran, US Trustee					$288,900
9.	Phillips Murrah					$156,334
10.	Smith, Jackson, Boyer & Brovard, PLLC					$35,866
11.	Inventus, LLC				$25,000	$25,000
12.	First Advantage Litigation			$6,000	$6,000	$6,000
13.	Predictive Resources					$22,500
14.	TOTAL PAYMENTS TO PROFESSIONALS			$190,781	$564,773	$8,046,183

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Pitney Bowes Global Financial Services, LLC	$5,423	$0	$0	[1]
2.	Pitney Bowes Global Financial Services, LLC	$906	$0	$0	[1]
3.	Johnnies Office Systems, Inc.	$1,055	$1,055	$0
4.	Great America Financial Services	$2,939	$2,939	$0
5.	Life Partners Holdings, Inc.	$10,000	$20,500	$0
6.	TOTAL	$20,323	$24,493	$0

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[3]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.
[4]	Current month Amount Paid was paid by LPI Financial Services, Inc.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	September 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 1. The aiport hanger & related foxcart equipment were sold pursuant to court order.

Item 4. Paid prepetition invoices from Pitney Bowes Global Financial Services for property taxes due under lease of mailing equipment ($159.58) and from Dr. John Goodhew to obtain attending physicians statement required to keep insurance policy in force ($100.00).

Questionnaire Item 10. Past due amounts are mainly professional fees incurred after the filing date.

Item 11. Accrued property taxes for the prepetition period of Jan 1, 2015 thru May 19, 2015, were collected at the time of the sale of the airport hangar.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER	X
NECESSARY INSURANCE COVERAGES IN EFFECT?
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	06/14/2015- 06/14/2016	$316.00 /month